EXHIBIT 32
Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)
      Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Nortel Networks Corporation, a Canadian corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:
      The Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 (the “Form 10-Q”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: August 8, 2005

/s/ WILLIAM A. OWENS

William A. Owens
Vice-Chairman and Chief Executive Officer
Dated: August 8, 2005

/s/ PETER W. CURRIE

Peter W. Currie
Executive Vice-President and Chief Financial Officer